Exhibit 4.2

MASCOMA CORPORATION

THIRD AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is entered into as of the 31st day of August, 2010, by and among Mascoma Corporation, a Delaware corporation (the “Corporation”), with its principal place of business located at 67 Etna Road, Suite 300, Lebanon, New Hampshire 03766, the holders of the Corporation’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), Series A1 Preferred Stock, par value $0.001 per share (the “Series A1 Preferred Stock”), Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock” and, together with Series A1 Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, the “Preferred Stock”), and, together with the holders of Preferred Stock being hereinafter referred to individually as an “Investor” and, collectively as the “Investors”), Pinnacle Ventures, L.L.C., a Delaware limited liability company (“Pinnacle”) and certain holders of the Corporation’s Common Stock, par value $0.001 per share (the “Common Stock”), listed as Key Stockholders on the signature pages attached hereto (the “Key Stockholders”).

WHEREAS, the Corporation and the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Key Stockholders were parties to that certain Second Amended and Restated Registration Rights Agreement dated as of February 5, 2008 (the “Prior Agreement”);

WHEREAS, the Corporation issued to certain of the Investors shares of Series D Preferred Stock that are convertible into Common Stock in connection with the consummation of (a) that certain Note Conversion Agreement, dated as of the date hereof, by and among the Corporation and certain Investors signatories thereto (the “Note Conversion Agreement”) and (b) that certain Share Purchase Agreement, dated as of the date hereof, by and among the Corporation, SunOpta BioProcess Inc. (“SOBP”) and the other parties named therein (the “Share Purchase Agreement” and, together with the Note Conversion Agreement, the “Series D Issuance Agreements”);

WHEREAS, as a condition to consummate the transactions contemplated by the Series D Issuance Agreements, the Investors have required that the Corporation amend and restate the Prior Agreement in the form of this Agreement;

WHEREAS, the Prior Agreement may be amended by the written agreement of at least sixty seven percent (67%) in voting power of the outstanding shares of Registrable Securities (as defined therein); and

WHEREAS, the signatories hereto represent the requisite voting power required to amend the Prior Agreement and have executed this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, and hereby amend and restate the Prior Agreement, as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) The term “Act” means the Securities Act of 1933, as amended;

(b) The term “1934 Act” means the Securities Exchange Act of 1934, as amended;

(c) The term “Holder” means any Investor holding Registrable Securities and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 13 hereof;

(d) The terms “register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

(e) The term “Registrable Securities” means (1) the Common Stock issuable upon conversion of Preferred Stock, (2) the Common Stock purchased by an Investor pursuant to Section 9(b) of the Third Amended and Restated Stockholders Agreement, dated of even date herewith (the “Stockholders Agreement”), by and among the Corporation, the Investors and certain stockholders of the Corporation (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 9(b) may be exercised or converted), (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock, (4) any Common Stock of the Corporation issuable upon conversion, exercise or exchange of convertible securities, warrants, options or similar rights issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock, (5) the Common Stock held by the Key Stockholders, (6) Common Stock issued or issuable under the Share Purchase Agreement or (7) Common Stock issued upon exercise of the warrant issued or issuable to SunOpta Inc., a Canadian company (“SunOpta”) under the Share Purchase Agreement (the “SunOpta Warrant”); provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities (i) when such shares are eligible for sale pursuant to an effective registration statement under the Act or Rule 144 under the Act or (ii) upon a transfer of such shares to a person or entity that is not entitled to the rights provided hereunder.

In addition, for purposes of all calculations, and notices under, and all provisions of this Agreement, where the context permits, the term “Registrable Securities” shall include securities issuable upon conversion of Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. The foregoing notwithstanding, nothing in this Agreement shall require the Corporation actually to register any share of Preferred Stock or any other class of security other than Common Stock.

2. Request for Registration. If at any time more than three years after the date of this Agreement the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders of more than thirty percent (30%) of the then outstanding Registrable Securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause to be registered under the Act all Registrable Securities that Holders have requested be so registered under the Act.

The foregoing notwithstanding, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 that would become effective less than six months after the effective date of any prior registration effected by the Corporation pursuant to this Section 2; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 unless such registration would include at least twenty percent (20%) of the aggregate of the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock and the shares of Common Stock issued to SunOpta under the

Share Purchase Agreement and upon exercise of the SunOpta Warrant and the aggregate price to the public of Registrable Securities to be included in such registration statement for the account of selling Holders is reasonably anticipated to exceed $5,000,000; (c) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date that is ninety (90) days prior to the Corporation’s estimated date of filing of, and ending on a date that is one hundred eighty (180) days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that (i) the Corporation delivers notice to the Holders within 30 days of its receipt of the written request from the Holders, (ii) the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and (iii) the Corporation’s estimate of the date of filing such registration statement is made in good faith; (d) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months, provided, however, that the Corporation may not obtain a deferral pursuant to this clause (d) more than once in any twelve (12) month period; (e) the Corporation may postpone a registration pursuant to this Section 2 for such period of time as may be required to permit the use of regular audited year-end figures with supplemental short period figures for a period not exceeding three months, unless the Holders agree to bear the costs of any special audit required by the underwriters; and for all purposes of this Section 2, shares of Preferred Stock or Common Stock held by Pinnacle (collectively, “Warrant Shares”) as a result of the exercise or conversion of (i) a certain warrant issued to Pinnacle by the Corporation on October 6, 2006 or (ii) certain warrants issued to Pinnacle by the Corporation on February 5, 2008, shall not be considered Registrable Securities hereunder.

The Corporation shall not be obligated to effect more than two registrations pursuant to this Section 2; provided, however, that if, for any reason, a registration pursuant to this Section 2 fails to become effective and provide for the distribution of all the Registrable Securities that Holders have requested be registered, such failed registration shall not reduce the number of registrations afforded the Holders by this Section 2. Any request for registration under this Section 2 must be for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national or regional standing selected by the Corporation. Notwithstanding the foregoing, a registration that is terminated or abandoned at the direction of a majority in interest of the selling Holders shall count as a registration under this Section 2 unless either: (i) the selling Holders shall pay or reimburse the Corporation for the registration expenses reasonably incurred in connection with such terminated or abandoned registration or (ii) such registration is terminated or abandoned as a result of (x) material adverse information concerning the business or financial condition of the Corporation that is made known to the selling Holders after the date on which such registration was requested or (y) a material adverse change in the Corporation’s stock price.

3. Corporation Registration. Subject to Section 9, if at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder and Key Stockholder written notice of such determination (other than registrations on Forms S-4 or S-8 or their successors or other registrations relating to shares issued or issuable in connection with acquisitions.) Upon the written request of any Holder or Key Stockholder given within twenty (20) days after mailing of any such notice by the Corporation, the Corporation shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder and Key Stockholder has requested be registered. If a Holder or Key Stockholder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder or Key Stockholder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities (“piggy-back registration rights”), all upon the terms and conditions set forth herein. The foregoing notwithstanding, the Corporation may, in its discretion, withdraw any registration statement referred to in this Section 3 prior to the effectiveness thereof. No other shareholders of the Corporation shall be granted piggy-back registration rights which would reduce the number of shares includable by the holders of Registrable Securities without the consent of the Holders and Key Stockholders of a majority of the Registrable Securities

4. Registrations on Form S-3.

(a) If the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 4) from any Holder of Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $2,000,000, and the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3) and promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; provided, however, that the Corporation shall not be obligated to effect any such registration if it has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 4.

(b) If the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be detrimental to the Corporation or its stockholders for a registration statement pursuant to this Section 4 to be filed in the near future, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months, provided, however, that the Corporation may not obtain a deferral pursuant to this clause (b) more than once in any twelve (12) month period.

(c) Holders’ rights to registration under this Section 4 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3.

5. Obligations of the Corporation. Whenever required under Section 2, 3 or 4 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty (30) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called “shelf registration”), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

(f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

(g) Use its best efforts to cause all the Registrable Securities either (i) to be listed on a national securities exchange (if the Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of the Registrable Securities is then permitted under the rules of such exchange or (ii) to secure designation of all the Registrable Securities as a NASDAQ “national market system security” within the meaning of Rule 11 Aa2-1 of the SEC or, failing that, to secure listing on NASDAQ for the Registrable Securities and, without limiting the generality of the foregoing, use commercially reasonable efforts to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the Financial Industry Regulatory Authority, Inc.

(h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

(i) Make available for inspection by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation’s officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

(j) Use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

(k) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Corporation will amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(l) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(m) Make such representations and warranties to the underwriters as are customarily made by issuers to underwriters in underwritten public offerings.

6. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

7. Expenses of Demand Registration. All expenses incurred in connection with the registration of securities effected pursuant to Section 2 or 4(a) (excluding underwriters’ discounts and commissions), including, without limitation, all registration and qualification fees, printers’ and accounting fees, reasonable fees and disbursements of one counsel for the selling Holders (of not more than $25,000) and fees for counsel for the Corporation, Blue Sky fees and expenses and the expense of any special audits (other than the special audit described in Section 2) incident to or required by any such registration shall be borne by the Corporation. All underwriting discounts and commissions in connection with each registration statement shall be borne by the participating sellers in proportion to the number of shares sold by each or, by participating sellers other than the Corporation, as such sellers may otherwise agree.

8. Corporation Registration Expenses. All expenses (excluding underwriters’ discounts and commissions) incurred in connection with a registration pursuant to Section 3 hereto, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel for the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees (of not more than $15,000) of and disbursements of counsel for the selling Holders, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation), shall be borne by the Corporation. All underwriting discounts and commissions in connection with each registration statement shall be borne by the participating sellers in proportion to the number of shares sold by each or, by participating sellers other than the Corporation, as such sellers may otherwise agree.

9. Underwriting Requirements.

(a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 3 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders); provided, however, that (i) no securities of any shareholder who is not a Holder shall be included, nor shall any Warrant Shares held by Pinnacle be included, unless all securities that the Holders have requested to be included are included, (ii) in the case of any registration subject to Section 3 (other than the Corporation’s first registration under the Act), no securities of any shareholder who is not a Holder shall be included unless either all securities that the Holders have requested to be included are included or the holders of a majority of the Registrable Securities give their consent and (iii) subject to clause (ii) of this proviso, in the case of any registration subject to Section 3, no such reduction shall be made with respect to any securities offered by the Corporation for its own account. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the Corporation’s initial public offering, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.

(b) With respect to any underwriting of shares to be registered under Section 2, 3 or 4, the Corporation shall have the right to designate the managing underwriter or underwriters.

10. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

11. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed), nor shall the Corporation be liable in any such case with respect to any such Holder or underwriter for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person.

(b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this Section 11(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

(c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in such proceeding, the indemnified party or parties shall have the right to select one separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 or otherwise for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel) representing each indemnified party who or which is a party to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The failure to notify an indemnifying party promptly of the commencement of any such action, to the extent prejudicial to his ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 11 to such extent, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 11.

(d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 11, then, and in each such case, the Corporation and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder of Registrable Securities will be required to contribute any amount in excess of the net proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Corporation and Holders under this Section 11 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 11 would apply that is covered by a registration statement filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

12. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts after the first registration of a class of the Corporation’s equity securities under the 1934 Act and while such registration shall be effective to:

(a) make and keep public information available, within the meaning of Rule 144, or any similar or analogous rule promulgated under the Act, at all times after the effective date of the first registration filed by the Corporation for an offering of its securities to the general public;

(b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

(c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Corporation), a written statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 of the Act, and of the 1934 Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents filed by the Corporation with the SEC as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

13. Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred (but only with all related obligations) to any transferee or assignee that (i) is an Affiliate (as defined in the Stockholders Agreement) of such Holder; (ii) if the Holder is a partnership, is a partner or retired partner of such Holder; (iii) if the Holder is a corporation, is a stockholder, a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iv) if the Holder is a limited liability company, is a member or former member of such Holder if such transfer is made in accordance with such member or former member’s interest in the limited liability company; (v) if the Holder is an individual, any family member or trust for the benefit of such Holder; or (vi) after such assignment or transfer holds at least 1% of the Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) and executes an instrument agreeing to be bound by this Agreement; provided: (a) the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and the terms and conditions of the Stockholders Agreement and that certain Third Amended and Restated Voting Agreement dated of even date herewith, as may be amended, by and among the Corporation and the parties named therein to which the transferring or assigning Holder was bound and obligated immediately prior to such transfer or assignment, including without limitation the provisions of Section 19 of the Stockholders Agreement entitled “‘Market Stand-Off Agreement”.

14. Limitation on Subsequent Registration Rights. The Corporation shall not enter into any agreement with any holder or prospective holder of any securities of the Corporation that would grant such holder rights to demand the registration of shares of the Corporation’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders without the consent of the Holders of at least a majority of Registrable Securities held by Holders.

15. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation in order to avoid its obligations hereunder.

16. Termination of Rights. Unless otherwise provided herein, the rights granted pursuant to this Agreement will terminate: (i) for a Holder of at least 1,500,000 shares of Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) as of the date of this Agreement, on the earlier of: (A) seven years after a Qualifying Initial Public Offering (as defined in the Stockholders Agreement) and (B) the date such Holder no longer holds at least one percent (1%) of the outstanding shares of the Corporation, (ii) for other Holders, on the earlier of: (x) five (5) years after a Qualifying Initial Public Offering and (y) the date such Holder no longer holds at least one percent (1%) of the outstanding shares of the Corporation; and (iii) for Key Stockholders, five years after a Qualifying Initial Public Offering.

17. Miscellaneous.

(a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter, including, without limitation, the Prior Agreement, which is hereby amended and restated in its entirety and of no further force and effect. This Agreement shall be effective when executed and delivered by the holders of at least the minimum number of Registrable Securities required to authorize the amendments to the Prior Agreement reflected herein, and thereafter shall be binding upon, and shall inure to the benefit of, the Investors, the Corporation, Pinnacle, the Key Stockholders and their respective heirs, legal representatives, successors and permitted assigns and transferees, except as may be expressly provided otherwise herein.

(b) The parties agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other remedy a party may have for a breach of this Agreement, that party may be entitled to an injunction restraining any such breach or threatened breach, or a decree of specific performance, without posting any bond or security. The remedy in this Section 17(b) is in addition to, and not in lieu of, any other rights or remedies a party may have.

(c) Except as otherwise provided herein, this Agreement may be amended, and compliance with any provisions of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the holders of at least a majority in voting power of the then outstanding Registrable Securities; provided, however, that, in the event such amendment, omission or waiver adversely affects the rights of, or alters the obligations of, any Investor (or any Investor’s permitted transferee) in a manner materially different from the manner in which such amendment, omission or waiver adversely affects the rights of, or alters the obligations of, any other Investor (or any other Investor’s permitted transferee), other than solely by reason of the number of Registrable Securities held by such Investor, and other than Pinnacle with respect to the Warrant Shares, such amendment, omission or waiver shall further require the approval of each such adversely affected Investor (or its permitted transferee). A waiver or omission on one occasion shall not constitute a waiver or omission on any further occasion.

(d) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

(e) All notices hereunder shall be given in accordance with Section 4.03 of the Note Conversion Agreement or Section 7.09 of the Share Purchase Agreement, as applicable.

(f) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Facsimile or other electronic transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

(g) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) All shares of Registrable Securities held or acquired by Affiliates (as defined in the Stockholders Agreement) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(i) In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(j) Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. Section references herein refer to sections of this Agreement unless expressly provided to the contrary. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(k) Each of the parties hereto agrees to execute all such further instruments and documents, and to take all such further actions, as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

MASCOMA CORPORATION

By:	/s/ William Brady
Name: William Brady
Title: Chief Executive Officer

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

KPCB HOLDINGS, INC.

By:	/s/ ERIC KELLER
	Name:	ERIC KELLER
	Title:	PRESIDENT

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

PIPER JAFFRAY & CO.

By:	/s/ David P. Crosby
Name:
Title:	Managing Director

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

MALAYSIAN LIFE SCIENCES CAPITAL FUND

By:	/s/ Roger Wyse
Name:	Roger Wyse
Title:	Co-Chairman

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

INVESTORS

MPC INVESTMENT LLC

By:	/s/ Clifford C. Cook
Name:	Clifford C. Cook
Title:	Manager

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BLUESTEM GROWTH & INCOME FUND III, LLC

By: Bluestem Capital Company, LLC

By:	/s/ Sandy Horst
Name:	Sandy Horst
Title:	CFO

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BLUESTEM SELECT OPPORTUNITIES FUND, LLC

By: Bluestem Capital Company, LLC

By:	Sandy Horst
Name:	Sandy Horst
Title:	CFO

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

/s/ R. Jeremy Grantham
R. Jeremy Grantham

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

GENERAL CATALYST GROUP IV, L.P.

By:	General Catalyst Partners IV, L.P., its General Partner

By:	General Catalyst GP IV, LLC,
its General Partner

By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer

GC ENTREPRENEURS FUND IV, L.P.

By	General Catalyst Partners IV, L.P., its General Partner

By	General Catalyst GP IV, LLC,
its General Partner

By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

VPVP CLEANTECH HOLDINGS 2006, L.L.C.

By:	VantagePoint Venture Partners 2006 (Q), L.P., Its Sole Member

By:	VantagePoint Venture Associates 2006, L.L.C., Its Managing Member

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT CLEANTECH PARTNERS, L.P.

By	VantagePoint CleanTech Associates, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

FLAGSHIP VENTURES FUND 2004, L.P.

By:	its General Partner Flagship Ventures General Partner LLC

By:	Noubar B. Afeyan
Manager

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

ATLAS VENTURE FUND VII, L.P.

By:	Atlas Venture Associates VII, L.P., Its General Partner

By:	Atlas Venture Associates VII, Inc. Its General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	Vice President

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

PINNACLE VENTURES II-A, L.P. PINNACLE VENTURES II-B, L.P. PINNACLE VENTURES II-C, L.P. PINNACLE VENTURES II-R, L.P.

By:	Pinnacle Ventures Management II, L.L.C., Their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

PINNACLE VENTURES EQUITY FUND I, L.P. PINNACLE VENTURES EQUITY FUND I-O, L.P.
PINNACLE VENTURES EQUITY FUND I AFFILIATES, L.P.

By:	Pinnacle Ventures Equity Management I, L.L.C.,
Their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

GENERAL MOTORS HOLDINGS LLC

By:	/s/ Rajesh Yadava
Name:	Rajesh Yadava
Title:	Director of Business Development, Treasurer’s Office

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

KHOSLA VENTURES I, L.P.

By:	Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	VK Services, LLC, a Delaware limited liability company and manager of Khosla Ventures Associates I, LLC

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Member

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

/s/ Dean W. Rybeck
Dean W. Rybeck

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written

/s/ Bruce A. Jamerson
Bruce A. Jamerson

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

ROCH ENTERPRISES, L.P.

By:	/s/ Lewis M. Roch
Name:	Lewis M. Roch
Title:	CFO

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

FAGEN, INC.

By:	/s/ RON FAGEN
Name:	RON FAGEN
Title:	CEO & President

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

DAVID NODA AND KAY M. NISHIYAMA (as joint tenants with rights of survivorship)

/s/ David Noda
David Noda

/s/ Kay M. Nishiyama
Kay M. Nishiyama

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Barbara D. Rybeck

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Susan Williams

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Eric Lemelson

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

CRM HOLDINGS, LLC

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

STACK, LLC

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

/s/ David Mann
David Mann

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BOWEN BIO-ENERGY, LLC

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

PURDUE RESEARCH FOUNDATION

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Larry Hannah

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BOWEN ENGINEERING CORPORATION

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Terry L. Bowen

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

LOWE’S LTD., L.P.

By:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Robert L. Bowen

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Brian J. Stater

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

Bradley D. Spindler

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

KEY STOCKHOLDERS

Lee R. Lynd

Charles E. Wyman

Colin South

David Hogsett

Jonathan Mielenz

Lee Lynd 2007 Grantor Retained Annuity Trust

By:
Name:
Title:

DARTMOUTH COLLEGE

By:
Name:	Robert B. Donin
Title:	General Counsel

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

SUNOPTA INC., as Vendor			WILDSTOIC LLC

Per:	/s/ John Dietrich		Per:
Name:	John Dietrich		Name:
Title:	VP Business Development		Title:
		c/s		c/s

Per:	/s/ Steven R Bromley		Per:
Name:	Steven R Bromley		Name:
Title:	Pres & CEO		Title:

WENDY STRUB			ROD FULLER

PETER J. CHANDLER

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

SUNOPTA INC., as Vendor		WILDSTOIC LLC

Per:		Per:	/s/ Robert E. Pontius
Name:		Name:	Robert E. Pontius
Title:		Title:	President
	c/s			c/s

Per:		Per:
Name:		Name:
Title:		Title:

WENDY STRUB		ROD FULLER

PETER J. CHANDLER

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

SUNOPTA INC., as Vendor		WILDSTOIC LLC

Per:		Per:
Name:		Name:
Title:		Title:
	c/s		c/s

Per:		Per:
Name:		Name:
Title:		Title:

WENDY STRUB		ROD FULLER

/s/ WENDY STRUB		/s/ ROD FULLER

PETER J. CHANDLER

/s/ PETER J. CHANDLER

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT (UK) LIMITED, by its nominee, HARE & CO.
/s/ Hare & Co
c/s
Per:	/s/ JUSTIN WHITEHOUSE
Name:	JUSTIN WHITEHOUSE
Title:	ASSOCIATE

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BRANT INVESTMENTS LIMITED 99480027

Per:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Supervisor
c/s

Per:	/s/ KATHERINE HERBERT
Name:	KATHERINE HERBERT
Title:	SUPERVISOR

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BRANT INVESTMENTS LIMITED 99480072

Per:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Supervisor
c/s

Per:	/s/ KATHERINE HERBERT
Name:	KATHERINE HERBERT
Title:	SUPERVISOR

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

JAYVEE & CO. INV F0004002
Per:	/s/ Jayvee & Co		Susan Swenson CIBC Mellon Global Securities Services Company Proxy@cibcmellon.com 416-643-5961
Name:
Title:
c/s
Per:	/s/ Jayvee & Co		Danny Chong CIBC Mellon Global Securities Services Company Supervisor, Corporate Actions 416 643 5906
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

JAYVEE & CO. ITAF0013002
Per:	/s/ Jayvee & Co		Susan Swenson CIBC Mellon Global Securities Services Company Proxy@cibcmellon.com 416-643-5961
Name:
Title:
c/s
Per:	/s/ Jayvee & Co		Danny Chong CIBC Mellon Global Securities Services Company Supervisor, Corporate Actions 416 643 5906
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

BERSHAW & CO. C/O CITIBANK
CANADA, SECURITIES CAGE

Per:	/s/ Yuen Pik Fung
Name:	Yuen Pik Fung
Title:	Securities Services (416) 947-5705
c/s

Per:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

JAYVEE & CO. ON BEHALF OF MACKENZIE FINANCIAL CORP.			Susan Swenson CIBC Mellon Global Securities Services Company Proxy@cibcmellon.com 416-643-5961
Per:	/s/ Jayvee & Co.
Name:
Title:
c/s
Per:	/s/ Jayvee & Co		Danny Chong CIBC Mellon Global Securities Services Company Supervisor, Corporate Actions 416 643 5906
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

CANACCORD GENUITY CORP.

Per:	/s/ DONALD D. MACFAYDEN
Name:	DONALD D. MACFAYDEN
Title:	SVP
c/s

Per:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

WILSEY INVEST LTD.

Per:	/s/ Dahmer Limited
Name:
Title:	Dahmer Limited - Sole Director
c/s

Per:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the day and year first above written.

TODD L. NOFFKE

Per:	/s/ TODD NOFFKE
Name:	TODD NOFFKE
Title:
c/s

Per:
Name:
Title:

[Signature page to Third Amended and Restated Registration Rights Agreement]